Filed Pursuant to Rule 497
File no. 333-186877

Minimum Offering of 216,667 Shares
Maximum Offering of 100,000,000 Shares
______________

Supplement No. 3 dated December 19, 2014
to
Prospectus dated September 2, 2014 and Statement of Additional Information dated September 2, 2014
________________

This Supplement No. 3 replaces and supersedes in their entirety Supplement No. 1, dated September 19, 2014, and Supplement No. 2, dated December 18, 2014, and contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated September 2, 2014 (the “Prospectus”) and the Statement of Additional Information of the Company dated September 2, 2014 (the “Statement of Additional Information”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
Expense Support Agreement

On December 17, 2014, the Company and its Adviser entered into an Amended and Restated Expense Support and Conditional Reimbursement Agreement, to provide for additional limitations to situations in which the Company is required to reimburse its Adviser.

The following disclosure replaces the disclosure under "Expense Support Agreement" beginning on page SAI-5 of the Statement of Additional Information:

Expense Support Agreement
On December 17, 2014, we entered into an Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions paid to our stockholders in each month less the sum of our net investment income, the net realized capital gains/losses, the unrealized losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to our stockholders in any given month, then the Expense Support Reimbursement for such month is equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) our net investment income (minus any reimbursement payments payable to the Adviser), (ii) our net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. The terms of the Expense Support Agreement commenced with the calendar quarter ended September 31, 2014 and continue monthly thereafter until September 2, 2017, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement for any month shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, only if (1) the sum of our net investment income, net capital gains/losses, unrealized losses and dividends and other distributions paid to us on account of our portfolio investments exceeds the distributions paid by us to our stockholders, (2) our “operating expense ratio” (as defined in the Expense Support Agreement) is equal to or less than our operating expense ratio at the time the corresponding amounts funded by our Adviser under the Expense Support Agreement were incurred, (3) our “annualized distribution rate” (as defined in the Expense Support Agreement) is equal to or greater than the annualized distribution rate at the time the corresponding amounts funded by our Adviser under the Expense Support Agreement were incurred, and (4) the amounts funded by our Adviser under the Expense Support

Agreement were made not earlier than three years prior to the date of repayment. The purpose of the Expense Support Agreement is to avoid such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.
We may terminate the Expense Support Agreement at any time. Our Adviser may terminate the Expense Support Agreement at the end of, but not during, any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser in full all expense support payments made by our Adviser within three years of the date of termination.
Management

On December 17, 2014, our board of directors elected Brian H. Oswald as our new Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, replacing the former Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary. With the election of Mr. Oswald, this Prospectus and the Statement of Additional Information are revised as follows:

The following disclosure replaces the disclosure under "Management - Information About our Executive Officers Who are Not Directors" beginning on page 87 of the Prospectus:
Information about Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael D. Cohen, 40	Executive Vice President	Executive Vice President since February 2013
Mr. Cohen is also the Executive Vice President of our Adviser, Priority Senior Secured Income Management and Priority Income Fund, and has served in numerous executive roles with other entities affiliated with Behringer Harvard Holdings since 2005.

Brian H. Oswald, 53	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since December 2014
Mr. Oswald is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Priority Senior Secured Income Management and Priority Income Fund.

Mr. Cohen has served as our Executive Vice President since inception. Mr. Cohen also serves as Executive Vice President of our Adviser and of a number of other entities affiliated with Behringer Harvard Holdings, as well as a member of the board of directors of Behringer Harvard Opportunity REIT II, Inc., an investment program sponsored by Behringer Harvard Holdings. Mr Cohen is also a member of the Board of Managers of Behringer Harvard Holdings. Mr. Cohen works closely with our dealer manager to develop institutional investments and manage relationships with the company's institutional investors. In addition, he serves as Executive Vice President of Priority Senior Secured Income Management and Priority Income Fund. Mr. Cohen joined Behringer Harvard in 2005 from Crow Holdings, the investment office of the Trammell Crow Company, where he concentrated on the acquisition and management of the firm's office, retail, and hospitality assets. Mr. Cohen began his career in 1997 at Harvard Property Trust and Behringer Partners, predecessor companies to Behringer Harvard. He received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Master's degree in Business and Finance from Texas Christian University in Fort Worth, Texas. He is a member of the Association of Foreign Investors in Real Estate.
Mr. Oswald has served as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since December 2014. Mr. Oswald also currently serves as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and as a Managing Director of our Administrator, concentrating on portfolio management, strategic and growth initiatives and other management functions. In addition, he serves as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation, Priority Senior Secured Income Management and Priority Income Fund. Mr. Oswald joined Prospect Capital Corporation and Prospect Administration in 2008. Prior to joining Prospect Capital Corporation and Prospect Administration, Mr. Oswald spent two years with the Structured Finance Division of GSC Group, most recently as Managing Director of Finance. From 1997 to 2003, Mr.

Oswald was the Chief Accounting Officer at Capital Trust, Inc., a self-managed finance and investment management REIT which specializes in credit‑sensitive structured financial products. In 2003, he was elevated to Managing Director and Chief Financial Officer of Capital Trust, a position he held until 2005. During his tenure with Capital Trust, the company completed its public offering, which recapitalized the company and raised three private equity funds. From 1996 to 1997, Mr. Oswald served as the Corporate Controller for Magic Solutions, Inc., an international computer software company and led the expansion and surveillance of three international sites. He was the Director of Financial Reporting and Subsidiary Accounting for River Bank America from 1995 to 1996 and assisted in raising new capital for the bank. From 1992 to 1994, he was the Executive Vice President and President of Gloversville Federal Savings and Loan Association. Mr. Oswald began his career in 1982 at KPMG Peat Marwick where he held various positions over his ten-year tenure, finishing as a senior manager in the financial institutions group. Mr. Oswald holds a BA from Moravian College and is a licensed Certified Public Accountant in the States of New York and Pennsylvania. He is also a Certified Management Accountant.
The address for our executive officers is c/o Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
The following disclosure replaces the first paragraph of disclosure under "Portfolio Management" on page 93 of the Prospectus:
The management of our investment portfolio will be the responsibility of our Adviser and its professionals, which currently includes John F. Barry III, Chief Executive Officer of our Adviser, M. Grier Eliasek, President and Chief Operating Officer of our Adviser and our Chief Executive Officer and President, Michael D. Cohen, Executive Vice President of our Adviser and our Executive Vice President, and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as David L. Belzer, John G. Burges, Mark D. Hull, John W. Kneisley and Sachin U. Sarnobat. For more information regarding the business experience of Messrs. Eliasek, Cohen and Saracino, see “Management—Board of Directors and Executive Officers,” and of Messrs. Barry, Belzer, Burges, Hull, Kneisley, and Sarnobat, see “—Investment Personnel” below. For information regarding our shares owned by our Adviser’s professionals, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s professionals will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.
The following disclosure replaces the first paragraph of disclosure under "Portfolio Management - Investment Personnel" on page 93 of the Prospectus:
Messrs. Barry, Eliasek, Cohen and Oswald are assisted by Mark D. Hull and Sachin U. Sarnobat who serve as Principals of our Adviser, David L. Belzer, John G. Burges and John W. Kneisley who serve as Managing Directors for our Adviser.

The following disclosure replaces the disclosure under "Control Persons and Principal Stockholders" on page SAI-6 of the Statement of Additional Information:

Shares Beneficially Owned as of the Date of This SAI
Name	Number of Shares	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
Pathway Energy Infrastructure Management, LLC(1)	16,233	7.0%	*
Interested Directors:
M. Grier Eliasek	—	—	—
Robert S. Aisner	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
Executive Officers:
Michael D. Cohen	—	—	—
Brian H. Oswald	—	—	—
All officers and members of our Board of Directors as a group (persons)	—	—	—
_______________________________________________________________________________

(1)	Pathway Energy Infrastructure Management, LLC is owned 50% by Prospect Capital Management and 50% by Behringer Harvard.

*	Less than 1.0%.

The following disclosure replaces the disclosure under "Control Persons and Principal Stockholders" on page SAI-7 of the Statement of Additional Information:
The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the assumed initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001 - $500,000
Michael D. Cohen	None
Brian H. Oswald	None
David L. Belzer	None
John G. Burges	None
Mark D. Hull	None
John W. Kneisley	None
Sachin U. Sarnobat	None
_______________________________________________________________________________

(1)	The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)	Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

4